UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2025

CLIMB BIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 145 Wellesley Hills, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 857-2596

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLYM	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 29, 2025, Climb Bio, Inc. (the “Company”) will hold its previously announced virtual investor event focused on CLYM116, its preclinical-stage monoclonal antibody targeting APRIL (A Proliferation-Inducing Ligand) in development for IgA nephropathy (“IgAN”), beginning at 8:00 a.m. ET. During the investor event, the Company’s management team will, among other things, present new preclinical data from a completed nonhuman primate (“NHP”) study comparing CLYM116 to sibeprenlimab, a first-generation anti-APRIL monoclonal antibody.

Copies of the press release and presentation relating to the investor event are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. A live webcast of the event, as well as a replay, will be available under the “Investors & Media” section of the Company’s website: climbbio.com. The information contained in, or that can be accessed through the Company’s website, is not a part of this filing.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On September 29, 2025, the Company issued a press release announcing new preclinical data from a completed NHP study comparing CLYM116 to sibeprenlimab, a first-generation anti-APRIL monoclonal antibody. The preclinical data demonstrated deeper IgA reduction and a longer half-life compared to sibeprenlimab and highlight the potential for CLYM116 to provide a differentiated activity profile with less frequent dosing for IgAN.

The preclinical NHP data demonstrated improvement versus sibeprenlimab:

•	Subcutaneous formulation demonstrated high bioavailability (~85%), with a favorable tolerability profile.

•	Prolonged exposure observed compared to sibeprenlimab, with a ~2-3 times longer half-life across doses.

•

Deeper and more prolonged IgA reduction observed compared to sibeprenlimab after a single subcutaneous administration at equivalent doses (6 mg/kg), with >70% maximal reduction in IgA observed with CLYM116.

Additional in vivo studies in mice showed enhanced APRIL elimination and antibody recycling relative to sibeprenlimab.

Subject to regulatory clearance, the Company plans to initiate a Phase 1 clinical trial of CLYM116 in healthy volunteers in the fourth quarter of 2025, with initial biomarker and dosing interval data anticipated mid-year 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: future expectations, plans and prospects for the Company; expectations regarding the therapeutic benefits, clinical potential and clinical development of budoprutug and CLYM116; expectations regarding the timing of submitting an investigational new drug application or clinical trial application submission for CLYM116; the anticipated timelines for initiating a clinical trial of CLYM116 and reporting initial data; the anticipated benefits of the Company’s license agreement with Beijing Mabworks Biotech Co., Ltd. (“Mabworks”); the sufficiency of the Company’s cash resources for the period anticipated; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: the ability of the Company to timely and successfully achieve or recognize the anticipated benefits of its acquisition of Tenet Medicines, Inc. and its license agreement with Mabworks; changes in applicable laws or regulation; the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; the Company’s ability to advance budoprutug and CLYM116 on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; obtaining and maintaining the necessary approvals from investigational review boards at clinical trial sites and independent data safety monitoring boards; replicating in clinical trials positive results found in early-stage clinical trials and preclinical studies; competing successfully with other companies that are seeking to develop treatments for primary membranous nephropathy, immune thrombocytopenia, systemic lupus erythematosus, IgA nephropathy and other immune-mediated diseases; maintaining or protecting intellectual property rights related to budoprutug, CLYM116 and/or its other product candidates; managing expenses; and raising the substantial additional capital needed, on the timeline necessary, to continue development of budoprutug, CLYM116 and any other product candidates the Company may develop. For a discussion of other risks and uncertainties and other important factors, any of which could cause the Company’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated September 29, 2025

99.2	Presentation, dated September 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Climb Bio, Inc.

Date: September 29, 2025	By:	/s/ Aoife Brennan
Aoife Brennan, M.B., Ch.B.
President and Chief Executive Officer